MANAGEMENT AGREEMENT

         THIS AGREEMENT is entered into as of the 30th day of September 1997, between Pacwest Network, Inc. ("Pacwest") and GST Telecom Hawaii, Inc. ("Manager"). This Agreement, together with the Service Agreement dated September 30, 1997, supersedes the Restated and Amended Traffic Agreement and the Restated and Amended Usage Agreement, each dated as of June 21, 1994 and restated and amended as of November 1, 1995.

                               W I T N E S S E T H

         WHEREAS, Pacwest is an authorized common carrier that provides long distance telephone service by access to a network of long distance facilities (the "Network") including microwave transmission facilities ("the Facilities") under licenses ("the Licenses") issued to Pacwest by the Federal Communications Commission ("FCC") set forth in Schedule A; and

         WHEREAS, Manager and Pacwest desire to enter into an arrangement under which Pacwest will maintain control of the operation of the Facilities while the day-to-day operation and management of the Facilities will be performed by Manager under the direction of Pacwest in accordance with the Communications Act of 1934, as amended (the "Communications Act") and the rules and regulations promulgated thereunder by the FCC, and in coordination with the operation of the entire Network.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               1. Manager Duties and Compensation.

                  (a) Subject Pacwest's oversight, review, supervision and control as provided in Paragraph 2 of this Agreement, Manager shall manage and perform the day-to-day administrative and technical operations of the Facilities, including, but not limited to, operating and maintaining the Facilities, implementing the terms of leases or other arrangements entered into between Pacwest and customers pursuant to which, subject to Paragraph l(b) below, capacity over the Facilities is made available to customers of Pacwest (the "Leases"), and assuring compliance with the Communications Act, FCC rules and regulations and the conditions relating to the Licenses. Manager shall maintain such Facilities and equipment and hire and supervise such employees as are necessary for the fulfillment of its responsibilities hereunder.

                  (b) Receipts from the lease of capacity over the Network pursuant to the Leases between Pacwest and its customers shall be collected by Manager and paid to Pacwest. Pacwest shall pay Manager the amount of $3,000 per month as compensation for the services rendered hereunder.

               2. CONTROL BY PACWEST.

                  (a) Pacwest shall at all times exercise ultimate direction and control over the operation and maintenance of the Facilities and shall oversee, review, supervise and control all of the activities of Manager. Manager shall provide Pacwest with such books of account, records and reports, and any information with respect to the Facilities or Manager's performance of its duties hereunder, as Pacwest may request and shall afford Pacwest and its officers and employees unfettered access at all times to the Facilities and to the operation thereof.

                  (b) To the extent that employees of the Manager are utilized in any aspect of the operation of the system, any such employees of the Manager shall be immediately removed upon Pacwest's reasonable finding that good cause for removal exists. The Manager agrees to maintain appropriate workmen's compensation and disability insurance to satisfy the potential claims of any and all employees and/or agents of Manager or its affiliates.

                  (c) Notwithstanding anything to the contrary contained in this Section, without the prior written approval of Pacwest, Manager shall not be authorized to do any of the following on behalf of Pacwest:

                      (i) grant a security interest in any of the assets of Pacwest associated with the Facilities:

                      (ii) sell, lease, trade, exchange or otherwise dispose of any property of Pacwest, including Pacwest's Licenses;

                      (iii) Make any FCC filings regarding the Facilities or Pacwest's Licenses with the FCC.

               3. OPERATION OF FACILITIES AND COMPLIANCE WITH LAW. (a) Manager shall maintain the overall network quality of the Facilities, consistent with common carrier industry standards, government regulations and sound business practices.

                      (b) Manager shall at all times operate the Facilities in compliance with the Communications Act and any other federal, state or local rules, regulations and policies of other governmental agencies with authority over Pacwest and/or the Facilities, as such laws, rules, regulations and policies are in effect from time to time.

               4. MODIFICATION OF FACILITIES. Manager may initiate modification to the Facilities from time to time, at Manager's expense, subject to Pacwest's express written approval of any proposed modifications. If prior FCC approval of such modifications is required, Manager shall, at its expense, prepare an appropriate application for Pacwest to approve, sign and file with the FCC, and no such change shall be implemented prior to the grant of FCC consent. Any application for a license to cover any construction permit shall similarly be prepared by Manager for approval and filing by Pacwest.

               5. FCC FILINGS. Manager shall cooperate with Pacwest in furnishing any information which may be requested by the FCC in connection with the operation of the Facilities, including, but not limited to, any technical and/or engineering information. Manager shall prepare for Pacwest's approval and filing with the FCC, appropriate license renewal applications and such other reports, documents, and filings as may be necessary from time to time to keep the Licenses in full force and effect for operation of the Facilities. Pacwest shall cooperate with Manager in signing and filing such application and other reports, documents and filings as Manager shall from time to time prepare and submit to Pacwest.

               6. NOTICES. All notices and other communications hereunder shall be given in writing and shall be deemed to have been duly given if delivered personally, if transmitted by telecopier to the number (s) designated below, or if mailed by first class United States mail, postage prepaid, to the address(es) designed below, or to such other address as either party may specify from time to time. All notices and other communications hereunder shall be deemed to have been given on the date of receipt.

                      If to Pacwest:

                      Pacwest Network, Inc.
                      1701 Broadway, Suite 307
                      Vancouver, WA 98663
                      Attn: Chief Executive Officer
                      Telecopier: (360) 354-6964

                      If to Manager:

                      GST Telecom Hawaii, Inc.
                      4317 N.E. Thurston Way
                      Vancouver, WA 98662
                      Attn: Chief Executive Officer
                      Telecopier: (360) 260-2075

               7. TERM. The term of this Agreement shall begin as of the date hereof, and shall terminate upon the occurrence of any of the following events (unless earlier terminated pursuant to the provisions of Paragraph 8 hereof):

                      (a) revocation or expiration without renewal of all of the Licenses for operation of the Facilities:

                      (b) mutual agreement of the parties to terminate this Agreement. 8. TERMINATION FOR CAUSE. Pacwest shall have the right to terminate this Agreement upon notice to Manager at any time during the term hereof upon the occurrence of any of the following events:

                      (a) any material failure by Manager to perform any of its obligations under this Agreement;

                      (b) the filing of a voluntary or involuntary petition by or against Manager under the Bankruptcy laws of the United States;

                      (c) the foreclosure of any lien or security interest in, or the placement of or issuance of any levy, writ of attachment, writ of garnishment, writ of execution or similar process against Manager or any property of Manager or securities representing an ownership interest in Manager;

                      (d) the refusal by the FCC, any other state, federal, or local regulatory agency having jurisdiction over the consummation of transactions contemplated hereby; or any third party whose consent is required to permit the consummation of transactions contemplated hereby to grant any consent or approval necessary to permit the parties to consummate such transactions, and, in the case of the FCC or any other regulatory agency, such refusal is no longer subject to administrative or judicial reconsideration or review;

                      (e) the determination of a third party with expertise in FCC regulation mutually selected by Pacwest and Manager, that the acts of Manager or the terms of this Agreement have been or are likely to be determined to be inconsistent with the rules and policies of the FCC or any other government agency having jurisdiction over the Licenses as such rules and policies apply to the Licenses.

               9. INDEMNIFICATION.

                      (a) Each party shall indemnify and hold harmless the other party against any and all damages, claims, actions or suits by third parties arising out of or in connection with such indemnifying party's performance of its obligations hereunder.

                      (b) In no event will either party hereto be liable to the other party for any indirect, special, incidental or consequential losses or damages, including, without limitation, loss of revenue, loss of customers or clients, loss of goodwill or loss of profits arising in any manner from this Agreement or the performance of nonperformance of obligations hereunder.

               10. NO-WAIVER. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party granting waiver or consent. No consent by any party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

               11. CESSATION OF MANAGEMENT SERVICES. On the effective date of termination of this Agreement under either Paragraph 7 or 8 hereof, Manager shall cease provision of all management and operational services related to the Facilities. Pacwest and Manager shall use their best efforts to ensure a smooth transition in the event of termination of this Agreement.

               12. ASSIGNMENT. Neither party shall assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other party, and any attempted assignment or transfer by either party not in compliance with this provision shall be null and void AD INITIO, provided however that Manager shall be permitted to assign this Agreement and its rights and obligations hereunder to any affiliate of Manager and/or Tomen Corporation or any of its affiliates. This Agreement shall bind and inure to the benefit of any permitted successors and assigns of the parties.

               13. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, not including the conflicts of laws principles of that States.

               14. CONSTRUCTION. It is the intent of the parties that operation of the Facilities under this Agreement comply with the Communications Act, and all provisions of this Agreement shall be so construed.

               15. SEVERABILITY. If any provision of this Agreement shall be declared illegal, invalid or unenforceable by any governmental authority with jurisdiction over Manager, Pacwest, and/or the Facilities, then the remainder of this Agreement shall remain in full force and effect without the offending provision, provided that such remainder substantially reflects the original agreement of the parties.

               16. AMENDMENTS. This Agreement represents the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes any and all prior negotiations, understandings and agreements with respect thereto, and may be amended only by a writing signed by both parties.

               17. NO JOINT VENTURE. Nothing in this Agreement shall be construed to make Pacwest and Manager joint venturers or to impose upon either of them any liability as such.

               18. LIMITATION ON LIABILITY. Neither Manager nor Pacwest shall have any liability for failure to comply with this Agreement if such failure results from the occurrence of any contingency beyond the reasonable control of such party.

               19. COUNTERPART . This Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which taken together shall constitute one Agreement binding on both of the parties hereto, notwithstanding that both parties shall not have signed the same counterpart.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   PACWEST NETWORK, INC. ("Pacwest")



                                   By: /s/ John Warta
                                      ----------------------------------
                                      John Warta
                                      President


                                   GST TELECOM HAWAII, INC. ("Manager")


                                   By: /s/ Clifford V. Sander
                                      ----------------------------------
                                      Clifford V. Sander
                                      Vice President

         The undersigned hereby agree that the foregoing agreement and the Service Agreement of even date therewith supersede the Restated and Amended Traffic Agreement and the Restated and Amended Usage Agreement, each dated as of June 21, 1994 and restated and amended as of November 1, 1995.

                                   GST Pacwest Telecom
                                   Hawaii, Incorporated


                                   By: /s/ Clifford V. Sander
                                      ----------------------------------
                                      Clifford V. Sander
                                      Vice President

                                   GST Telecom Inc.


                                   By: /s/ Clifford V. Sander
                                      ----------------------------------
                                      Clifford V. Sander
                                      Vice President

                                   SCHEDULE A

                                                              SEPTEMBER 22, 1997

                         PACWEST MICROWAVE LICENSE CHART

--------------------------------------------------------------------------------
CALL SIGN                  SITE                                FCC FILE NO.

--------------------------------------------------------------------------------
WNTM 942                   Honolulu, HI                          781465

                                                                 C703102

--------------------------------------------------------------------------------
WNTM 943                   Honolulu, HI                          781466

                                                                 C703101

--------------------------------------------------------------------------------
WMJ 474                    Grosvenor Center, HI                  18182-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 475                    2121 Ala Wai, HI                      18183-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 476                    Waterfront, HI                        18184-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 477                    Pacific Tower, HI                     18185-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 478                    Dillingham, HI                        18186-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 479                    Pacific Beach, HI                     18187-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WHO 653                    Kilohana, HI                          94-13240

--------------------------------------------------------------------------------
WHO 654                    Mauna Kapu, HI                        1242-CF-1-87

                                                                 30024-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 657                    Wahiawa, HI                           11406-CF-L-86

                                                                 30013-CF-R-91

                                                                 94-13240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHO 658                    Pearlridge, HI                        11407-CF-L-86

                                                                 30014-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 659                    Grosvenor, HI                         11408-CF-L-86

                                                                 30015-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 660                    Ala Wai, HI                           11409-CF-L-86

                                                                 30016-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 661                    Koko Head, HI                         11410-CF-L-86

                                                                 30017-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 662                    Kahala, HI                            94-13240

--------------------------------------------------------------------------------
WHO 664                    Puu Nana, HI                          11417-CF-L-86

                                                                 30026-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 665                    Kailua, HI                            1243-CF-L-87

                                                                 30019-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 666                    Waimanalo, HI                         1244-CF-L-87

                                                                 30020-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 668                    Launiukoki, HI                        11412-CF-L-6

                                                                 30010-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 669                    Kaanapali, HI                         94-13240

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHO 670                    Keonehunehune, HI                     11414-CF-L-86
                                                                 1245-CF-L-87

                                                                 30018-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 671                    Kahuludi, HI                          11415-CF-L-86

                                                                 30011-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 672                    Kihei, HI                             11416-CF-L-86

                                                                 30012-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 673                    Huehue, HI                            1246-CF-L-87

                                                                 30021-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 674                    Kona, HI                              1247-CF-L-87

                                                                 30022-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 675                    Sheep Station, HI                     1248-CF-L-87

                                                                 30023-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 676                    Hilo, HI                              1249-CF-L-87

                                                                 30025-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WLN 644                    Hawaii Kai, HI                        94-13240

--------------------------------------------------------------------------------
WPJD 398                   Kihei, HI                             9602113
--------------------------------------------------------------------------------
WPJD 399                   Haleakala, HI                         9602112
--------------------------------------------------------------------------------